                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2002-A
      Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing
            Agreement (capitalized terms used herein are defined in
                               Appendix A thereto)

             DISTRIBUTION DATE:       MAY 27, 2003
                                   ------------------------

(i)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:             $12,931,507.30
                                                                                                       ----------------
            ( $0.00015808689           per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------------

(ii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2 Notes:             $0.00
                                                                                                       ----------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------

(iii)   Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:               $0.00
                                                                                                       ----------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-B Notes)
              -------------------------

(iv)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:            $10,506,915.32
                                                                                                       ----------------
            ( $0.00007840982           per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------------

(v)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:            $0.00
                                                                                                       ----------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------

(vi)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:              $200,663.12
                                                                                                       ----------------
            ( $0.00000245309           per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------------

(vii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:              $692,197.50
                                                                                                       ----------------
            ( $0.00000378250           per $1,000 original principal amount of Class I-A-2 Notes)
              -------------------------

(viii)  Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                $41,355.33
                                                                                                       ----------------
            ( $0.00000504333           per $1,000 original principal amount of Class I-B Notes)
              -------------------------

(ix)    Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:             $416,847.04
                                                                                                       ----------------
            ( $0.00000311080           per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------------

(x)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:             $2,383,123.33
                                                                                                       ----------------
            ( $0.00000430167           per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------

(xi)    Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
           (1)Distributed to Class I-A-1 Noteholders:                        $0.00
                                                                             -------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------------
           (2)Distributed to Class I-A-2 Noteholders:                        $0.00
                                                                             -------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-A-2 Notes)
              -------------------------
           (3)Distributed to Class I-B Noteholders:                          $0.00
                                                                             -------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-B Notes)
              -------------------------
           (4)Distributed to Class II-A-1 Noteholders:                       $0.00
                                                                             -------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------------
           (5)Distributed to Class II-A-2 Noteholders:                       $0.00
                                                                             -------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------
           (6)Balance on Class I-A-1 Notes:      $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------------


                                Page 5 of 8 pages
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

           (7)Balance on Class I-A-2 Notes:      $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-A-2 Notes)
              -------------------------
           (8)Balance on Class I-B Notes:        $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-B Notes)
              -------------------------
           (9)Balance on Class II-A-1 Notes:     $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------------
          (10)Balance on Class II-A-2 Notes:     $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------

(xii)   (X)   Payments made under the Group I Cap Agreement on such date:
            ( $0.00                    with respect to the Class I-A-1 Notes,
              -------------------------
              $0.00                    with respect to Class I-A-2 Notes, and
              -------------------------
              $0.00                    with respect to Class I-B Notes), and
              -------------------------
        (Y)   payments made under the Group II Cap Agreement on such date:
            ( $0.00                    with respect to Class II-A-1 Notes and
              -------------------------
              $0.00                    with respect to the Class II-A-2 Notes); and
              -------------------------
              the total outstanding amount owed to the Cap Provider:
              $0.00                    with respect to the Group I Cap Agreement and
              -------------------------
              $0.00                    with respect to the Group II Cap Agreement.
              -------------------------

(xiii)  (X)   GROUP I POOL BALANCE at the end of the related Collection Period:                       $232,989,163.93           and
                                                                                                      -----------------------
        (Y)   GROUP II POOL BALANCE at the end of the related Collection Period:                      $647,867,541.48
                                                                                                      -----------------------

(xiv)   After giving effect to distributions on this Distribution Date:
        (a)     (1)OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:                       $45,044,995.91
                                                                                            --------------------------
                (2)Pool Factor for the Class I-A-1 Notes:                         0.550672300
                                                                                  --------------------------
        (b)     (1)outstanding principal amount of CLASS I-A-2 Notes:                       $183,000,000.00
                                                                                            --------------------------
                (2)Pool Factor for the Class I-A-2 Notes:                         1.000000000
                                                                                  --------------------------
        (c)     (1)outstanding principal amount of CLASS I-B Notes:                         $8,200,000.00
                                                                                            --------------------------
                (2)Pool Factor for the Class I-B Notes:                           1.000000000
                                                                                  --------------------------
        (d)     (1)outstanding principal amount of CLASS II-A-1 Notes:                      $104,195,319.16
                                                                                            --------------------------
                (2)Pool Factor for the Class II-A-1 Notes:                        0.777577000
                                                                                  --------------------------
        (e)     (1)outstanding principal amount of CLASS II-A-2 Notes:                      $554,000,000.00
                                                                                            --------------------------
                (2)Pool Factor for the Class II-A-2 Notes:                        1.000000000
                                                                                  --------------------------

(xv)    NOTE INTEREST RATE for the Notes:
        (a)   In general:
                (1)Three-Month LIBOR
                   for the period from the previous Distribution Date to this Distribution Date was                1.34000%
                                                                                                                   ---------
                (2)the Student Loan Rate was     for Group I:           5.55743%            and Group II:   3.63427%
                                                                        ---------------                     ---------------





                                Page 6 of 8 pages
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

        (b)   Note Interest Rate for the CLASS I-A-1 Notes:                       1.40000%        based on       Index-based Rate
                                                                                  ---------------                -----------------
        (c)   Note Interest Rate for the CLASS I-A-2 Notes:                       1.53000%        based on       Index-based Rate
                                                                                  ---------------                -----------------
        (d)   Note Interest Rate for the CLASS I-B Notes:                         2.04000%        based on       Index-based Rate
                                                                                  ---------------                -----------------
        (e)   Note Interest Rate for the CLASS II-A-1 Notes:                      1.47000%        based on       Index-based Rate
                                                                                  ---------------                -----------------
        (f)   Note Interest Rate for the CLASS II-A-2 Notes:                      1.74000%        based on       Index-based Rate
                                                                                  ---------------                -----------------

(xvi)   Amount of MASTER SERVICING FEE for related Collection Period:

              $296,538.26              with respect to the GROUP I Student Loans and
              -------------------------
              $802,213.23              with respect to the GROUP II Student Loans
              -------------------------
            ( $0.00000362516           per $1,000 original principal amount of Class I-A-1 Notes,
              -------------------------
              $0.00000162043           per $1,000 original principal balance of Class I-A-2 Notes
              -------------------------
              $0.00003616320           per $1,000 original principal balance of Class I-B Notes,
              -------------------------
              $0.00000598667           per $1,000 original principal balance of Class II-A-1 Notes and
              -------------------------
              $0.00000144804           per $1,000 original principal balance of Class II-A-2 Notes);
              -------------------------

(xvii)  Amount of ADMINISTRATION FEE for related Collection Period:

              $793.51                  with respect to the GROUP I Notes and
              -------------------------
              $2,206.49                with respect to the GROUP II Notes
              -------------------------
            ( $0.00000000970           per $1,000 original principal amount of Class I-A-1 Notes,
              -------------------------
              $0.00000000434           per $1,000 original principal balance of Class I-A-2 Notes
              -------------------------
              $0.00000009677           per $1,000 original principal balance of Class I-B Notes,
              -------------------------
              $0.00000001647           per $1,000 original principal balance of Class II-A-1 Notes and
              -------------------------
              $0.00000000398           per $1,000 original principal balance of Class II-A-2 Notes);
              -------------------------

(xviii) (a)   Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:

              $0.00                    with respect to the GROUP I Student Loans
              -------------------------
              $0.00                    with respect to the GROUP II Student Loans
              -------------------------

        (b)   Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                   with respect to the GROUP I Student Loans
                                                                        # of
                                                                        Loans                     $ Amount
              30-60 Days Delinquent                                      100                     $2,537,987
              61-90 Days Delinquent                                       67                     $1,561,037
              91-120 Days Delinquent                                     136                     $2,259,561
              More than 120 Days Delinquent                              207                     $2,719,864
              Claims Filed Awaiting Payment                               13                       $115,019

                   and with respect to the GROUP II Student Loans.
                                                                       # of
                                                                       Loans                      $ Amount
              30-60 Days Delinquent                                    1,404                     $13,976,756
              61-90 Days Delinquent                                      635                      $6,017,412
              91-120 Days Delinquent                                     366                      $3,453,556
              More than 120 Days Delinquent                              559                      $5,007,897
              Claims Filed Awaiting Payment                              154                      $2,038,015







                                Page 7 of 8 pages
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


(xix)   Amount in the GROUP I PRE-FUNDING Account:                           $147,788.52
                                                                             -------------------------
        Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
        payment of principal in respect of the Notes:                        $0.00
                                                                             -------------------------
        Amount remainging in the Group I Subsequent Student Loan Pre-Funding Sub-Account being transferred
        to the Group I Other Student Loan Pre-Funding Sub-Account:           $0.00
                                                                             -------------------------

(xx)    Amount in the GROUP II PRE-FUNDING Account:                          $10,327,777.68
                                                                             -------------------------
        Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
        payment of principal in respect of the Notes:                        $0.00
                                                                             -------------------------
        Amount remainging in the Group II Subsequent Student Loan Pre-Funding Sub-Account being transferred
        to the Group II Other Student Loan Pre-Funding Sub-Account:          $0.00
                                                                             -------------------------

(xxi)   Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date                     $198,381.66
                                                                                                                   ---------------

(xxii)  Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
        Policy:    $0.00
                   --------------------

(xxiii) Amount paid to the Securities Insurer in reimbursement of all Insured
        Payments made pursuant to the Group II Notes Guaranty Insurance Policy
        $0.00
        --------------------

(xxiv)  (A) with respect to the GROUP I INTEREST RATE SWAP:
           the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                  $18,897.25     ;
                                                                                                                   ---------------
           the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                $0.00          ;
                                                                                                                   ---------------
           the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                 $0.00          ;
                                                                                                      ---------------
           the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                 $0.00          ;
                                                                                                       ---------------
           and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
              $0.00               ; and
              --------------------
        (B) with respect to the GROUP II INTEREST RATE SWAP:
           the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                  $102,145.27    ;
                                                                                                                   ---------------
           the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                $0.00          ;
                                                                                                                   ---------------
           the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                  $0.00          ;
                                                                                                       ---------------
           the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                  $0.00          ;
                                                                                                       ---------------
           and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
              $0.00
              --------------------

(xxv)   the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:               $0.00          ;
                                                                                                      ---------------
        the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:               $0.00          ;
                                                                                                      ---------------
        Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:                $0.00          ;
                                                                                                 ---------------
        Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date              $0.00          ; and
                                                                                                 ---------------
        Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:             $0.00          .
                                                                                                 ---------------




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